UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(800) 587-8170 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 § CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 § CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2024, Coya Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares to 2,571,070 shares. The Company’s board of directors and the compensation committee of the Board previously approved the Amendment, subject to such stockholder approval.

A summary of the Amendment and the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2024. The summary and the description above of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted on at the Annual Meeting were: (1) the election of two Class II directors, (2) the approval of the Amendment to the Plan, and (3) the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm. The final voting results were as follows:

1. The election of Anabella Villalobos, Ph.D. and Dov Goldstein, M.D., M.B.A., as Class II directors to hold office for a term of three years, until their successors are duly elected and qualified or they are otherwise unable to complete their respective terms. The votes were cast for this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
Anabella Villalobos, Ph.D.	4,266,152	1,026,654	1,978,147
Dov Goldstein, M.D., M.B.A.	4,078,787	1,214,019	1,978,147

2. As described in Item 5.02 above, the proposal to approve the Amendment to the Plan to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares to 2,571,070 shares was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
3,815,149	1,311,544	166,113	1,978,147

3. The proposal to ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
7,185,021	43,189	42,743	—

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No.1 to the Amended and Restated Coya Therapeutics, Inc. 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Dated: May 8, 2024	By:	/s/ Howard Berman
Howard Berman
Chief Executive Officer